UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

DOLPHIN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Florida	001-38331	86-0787790
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200, Coral Gables, Florida 33134
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (305) 774 -0407

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value per share	DLPN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of matters to a vote of security holders.

On November 10, 2025, the Company held its annual meeting of shareholders (the “Annual Meeting”). A total of 13,183,943 votes of the Company’s voting capital stock were present or represented by proxy at the Annual Meeting, representing approximately sixty-nine percent (69%) of the votes entitled to be cast by the Company’s shareholders as of September 15, 2025, the record date for the Annual Meeting.

At the Annual Meeting, four (4) proposals were submitted for a vote of the Company’s shareholders and the related results are as follows:

Proposal No. 1: The election of William O’Dowd, IV, Mirta Negrini, Michael Espensen, Nelson Famadas, Hilarie Bass, Nicholas Stanham and Claudia Grillo for terms until the next succeeding annual meeting of shareholders or until such directors’ successor shall have been duly elected and qualified. The shareholders elected the seven (7) directors by the following votes:

Name	For	Withheld	Broker Non-Votes
William O’Dowd, IV	9,090,233	297,368	3,796,342
Mirta Negrini	9,006,939	380,662	3,796,342
Michael Espensen	8,793,626	593,975	3,796,342
Nelson Famadas	8,876,950	510,651	3,796,342
Hilarie Bass	9,126,025	261,576	3,796,342
Nicholas Stanham	8,876,290	511,311	3,796,342
Claudia Grillo	9,173,274	214,327	3,796,342

Proposal No. 2: The shareholders ratified Grant Thornton LLP as the Company’s independent registered accounting firm by the following votes:

Votes For	12,903,793
Votes Against	224,472
Abstentions	55,678

Proposal No. 3: The shareholders voted to approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock to Lincoln Park Capital Fund, LLC (“Lincoln Park”), pursuant to that certain Purchase Agreement, dated August 12, 2025, by and between the Company and Lincoln Park, in an amount equal to 20% or more of our common stock outstanding before the execution of such Purchase Agreement by the following votes:

Votes For	9,003,484
Votes Against	351,312
Abstentions	32,805
Broker Non-Votes	3,796,342

Proposal No. 4: The shareholders voted to approve, on a non-binding advisory basis, the 2024 compensation to the Company’s named executive officers by the following votes:

Votes For	9,037,607
Votes Against	320,072
Abstentions	29,922
Broker Non-Votes	3,796,342

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: November 12, 2025	By:	/s/ Mirta A. Negrini
Mirta A. Negrini
Chief Financial Officer